                                                                    Exhibit 10.4



                      CONTRIBUTION AND PURCHASE AGREEMENT

                                  BY AND AMONG

                           CITY TRUCK HOLDINGS, INC.,

                             HDA PARTS SYSTEM, INC.

                                      AND

                          TRUCK & TRAILER PARTS, INC.,


                               DHP LEASING, INC.

                                      and

                              THE SHAREHOLDERS OF


               TRUCK & TRAILER PARTS, INC. AND DHP LEASING, INC.

                               September 30, 1998

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----


ARTICLE I. CONTRIBUTION, PURCHASE AND SALE.....................................2

     1.1. Purchase Price.......................................................2
     1.2. Contribution.........................................................2
          ------------
     1.3. Post-Closing Purchase Price Adjustment...............................3
          --------------------------------------
     1.4. Transfer of Assets...................................................4
          ------------------
     1.5. Assumption of Liabilities............................................4
          -------------------------
     1.6. Excluded Liabilities.................................................4
          --------------------

ARTICLE II. CLOSING............................................................5

     2.1. Closing..............................................................5
          -------
     2.2. Conveyances at Closing...............................................5
          ----------------------

ARTICLE III. REPRESENTATIONS AND WARRANTIES OF THE SELLING
                PARTIES AND TURNER.............................................6

     3.1. Corporate Organization and Standing..................................6
          -----------------------------------
     3.2. Capitalization of Company............................................7
          -------------------------
     3.3. Authorization........................................................7
          -------------
     3.4. Title to Shares......................................................7
          ---------------
     3.5. No Conflict or Violation.............................................8
          ------------------------
     3.6. Facilities...........................................................8
          ----------
     3.7. Assets...............................................................9
          ------
     3.8. Financial Statements.................................................9
          --------------------
     3.9. Books and Records...................................................10
          -----------------
     3.10. Litigation.........................................................10
           ----------
     3.11. Licenses and Permits; Compliance with Laws.........................10
           ------------------------------------------
     3.12. Tax Matters........................................................11
           -----------
     3.13. Brokers, Finders...................................................12
           ----------------
     3.14. Absence of Certain Changes.........................................12
           --------------------------
     3.15. Material Contracts.................................................14
           ------------------
     3.16. Proprietary Rights.................................................15
           ------------------
     3.17. Labor Matters......................................................16
           -------------
     3.18. Consents...........................................................16
           --------
     3.19. Employee Benefit Plans; Employment Agreements......................17
           ---------------------------------------------
     3.20. Compliance with Environmental Laws.................................18
           ----------------------------------
     3.21. Certain Business Relationships with the Companies..................20
           -------------------------------------------------
     3.22. Undisclosed Liabilities............................................20
           -----------------------
     3.23. Insurance..........................................................21
           ---------
     3.24. Accounts Receivable................................................21
           -------------------
     3.25. Inventory..........................................................21
           ---------
     3.26. Customers, Distributors and Suppliers..............................22
           -------------------------------------
     3.27. Banking Relationships..............................................22
           ---------------------
     3.28. Investment.........................................................22
           ----------
     3.29. Operations and Assets of DHP.......................................23
           ----------------------------

                                                                            Page
                                                                            ----

     3.30. Representations and Warranties of Charles R. Turner................23
           ---------------------------------------------------

ARTICLE IV. REPRESENTATIONS AND WARRANTIES OF HOLDINGS
              AND HDA.........................................................24

     4.1. Corporate Organization and Standing.................................24
          -----------------------------------
     4.2. Authorization.......................................................24
          -------------
     4.3. No Conflict or Violation............................................24
          ------------------------
     4.4. Litigation..........................................................25
          ----------
     4.5. Brokers, Finders....................................................25
          ----------------
     4.6. Approvals, Etc......................................................25
          --------------
     4.7. Stock...............................................................25
          -----
     4.8. Investment..........................................................26
          ----------
     4.9. Offering Memorandum.................................................26
          -------------------
     4.10. Absence of Certain Changes or Events...............................26
           ------------------------------------
     4.11. Capitalization of Holdings and HDA.................................26
           ----------------------------------
     4.12. Financial Statements...............................................27
           --------------------
     4.13. Shareholder Agreement; Other Agreements Relating to Holdings
           ------------------------------------------------------------
             Capital Stock....................................................27
             -------------

ARTICLE V. CONDUCT OF BUSINESS PENDING CLOSING AND POST-
             CLOSING COVENANTS................................................28

     5.1. Further Assurances..................................................28
          ------------------
     5.2. Disclosures.........................................................28
          -----------
     5.3. Tax Matters.........................................................28
          -----------

ARTICLE VI. CONDITIONS TO CONSUMMATION OF THE
              TRANSACTIONS BY HOLDINGS AND HDA................................30

     6.1. No Injunctive Proceedings...........................................30
          -------------------------
     6.2. Representations and Warranties......................................30
          ------------------------------
     6.3. Performance of Agreements...........................................31
          -------------------------
     6.4. Compliance Certificate..............................................31
          ----------------------
     6.5. Material Changes....................................................31
          ----------------
     6.6. Opinion of Counsel..................................................31
          ------------------
     6.7. Consents, Etc.......................................................31
          -------------
     6.8. Ancillary Agreements................................................31
          --------------------

ARTICLE VII. CONDITIONS TO CONSUMMATION OF THE
               TRANSACTIONS BY THE SELLING PARTIES............................32

     7.1. No Injunctive Proceedings...........................................32
          -------------------------
     7.2. Representations and Warranties......................................32
          ------------------------------
     7.3. Performance of Agreements; Instruments of Transfer..................32
          --------------------------------------------------
     7.4. Compliance Certificates.............................................32
          -----------------------
     7.5. Ancillary Agreements................................................32
          --------------------
     7.6. Material Changes....................................................32
          ----------------

                                                                            Page
                                                                            ----

     7.7. Opinion of Counsel..................................................32
          ------------------
     7.8. Consents, Etc.......................................................33
          -------------

ARTICLE VIII. ACTIONS BY THE PARTIES AFTER THE CLOSING........................33

     8.1. Consents to Assignment..............................................33
          ----------------------
     8.2. Indemnification by the Selling Parties..............................33
          --------------------------------------
     8.3. Indemnification by HDA..............................................33
          ----------------------
     8.4. Survival of Representations, Warranties and Covenants...............34
          -----------------------------------------------------
     8.5. Threshold; Deductible...............................................34
          ---------------------
     8.6. Notice and Opportunity to Defend....................................34
          --------------------------------
     8.7. Indemnification Payments............................................35
          ------------------------

ARTICLE IX. MISCELLANEOUS.....................................................35

     9.1. Expenses............................................................35
          --------
     9.2. Notices.............................................................35
          -------
     9.3. Counterparts........................................................37
          ------------
     9.4. Entire Agreement....................................................37
          ----------------
     9.5. Headings............................................................37
          --------
     9.6. Assignment; Amendment of Agreement..................................37
          ----------------------------------
     9.7. Governing Law.......................................................37
          -------------
     9.8. No Third-Party Rights...............................................37
          ---------------------
     9.9. Non-Waiver..........................................................37
          ----------
     9.10. Severability.......................................................38
           ------------
     9.11. Incorporation of Exhibits and Schedules............................38
           ---------------------------------------

                      CONTRIBUTION AND PURCHASE AGREEMENT

          THIS CONTRIBUTION AND PURCHASE AGREEMENT (this agreement and all schedules attached hereto, the "Agreement"), dated as of September 30, 1998, is entered into by and among City Truck Holdings, Inc., a Delaware corporation ("Holdings"), HDA Parts System, Inc., an Alabama corporation ("HDA"), Truck & Trailer Parts, Inc., a Georgia corporation ("Truck"), DHP Leasing, Inc., a Georgia corporation ("DHP," and together with Truck, each a "Company" and collectively, the "Companies"), and Robert L. Pope ("Pope"), Darlene H. Pope (together with Pope, the "Popes") and Charles R. Turner ("Turner" and individually, an "Existing Shareholder" and together with the Popes, the "Existing Shareholders.") The Companies and the Popes are each a "Selling Party" and collectively, the "Selling Parties"). HDA, Holdings, Truck, DHP and the Existing Shareholders are referred to herein as each a "Party" and collectively, the "Parties."

                                    RECITALS

          WHEREAS, Pope and Turner own all of the capital stock of Truck;

          WHEREAS, Darlene H. Pope owns all of the outstanding stock of DHP;

          WHEREAS, DHP owns certain assets listed on Annex A (the "Assets") which are used in connection with or useful to its business of distributing aftermarket parts and services to the domestic heavy duty vehicle market (the "Business");

          WHEREAS, Holdings desires to acquire a portion of the capital stock of Truck in exchange for capital stock of Holdings pursuant to the Truck Stock Contribution (as defined in Section 1.2 below);

          WHEREAS, in connection with the Truck Stock Contribution, the existing shareholders of HDA are contributing all of the capital stock of HDA to Holdings in exchange for the remaining capital stock of Holdings (the "HDA Stock Contribution");

          WHEREAS, the Parties intend for the Truck Stock Contribution and the HDA Stock Contribution to qualify as a transaction described in Section 351(a) of the Internal Revenue Code of 1986, as amended (the "Code");

          WHEREAS, HDA desires to purchase the Assets of DHP and all of the capital stock of Truck other than the portion thereof acquired by Holdings pursuant to the Truck Stock Contribution;

                                   AGREEMENT

          NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements set forth herein, the Parties hereby agree as follows:

                                   ARTICLE I.
                        CONTRIBUTION, PURCHASE AND SALE

          1.1.  Purchase Price.

          (a) Immediately prior to the contribution described in Section 1.2 below, upon the terms and subject to the conditions set forth herein, HDA will purchase from Pope and Turner 887 shares of common stock, no par value, of Truck and from DHP the Assets for an aggregate price (the "Purchase Price") determined as follows: Fourteen Million Five Hundred Fifteen Thousand ($14,515,000) in cash payable by wire transfer of immediately available funds to the Selling Parties, less the amount of (x) any liabilities of the Companies in excess of
         ----
$80,000 in the aggregate to (a) any Existing Shareholder, (b) a person related directly or indirectly by blood or marriage to any Existing Shareholder, (c) an officer, director or employee of any of the Companies, or (d) an entity controlled by any of the foregoing, (y) any long-term indebtedness for borrowed money, including the current portion thereof (excluding any indebtedness under Truck's line of credit with SunTrust Bank), and (z) $30,000 representing payment by Pope for his purchase of the Lexus sport utility vehicle from Truck, plus an
                                                                        ----
amount equal to the Companies' undistributed S Corporation earnings for 1997 and 1998 through Closing (as defined). The Purchase Price will be estimated at Closing (the "Estimated Cash Purchase Price") by the Parties based on certificates provided by officers of the Companies regarding S Corporation earnings.

          (b) On the Closing Date (as defined), (i) HDA shall pay to DHP an amount of cash equal to $628,000 and (ii) HDA shall pay to the Existing Shareholders an aggregate amount of cash equal to the Estimated Cash Purchase Price (less Eight Hundred Fifty Thousand Dollars ($850,000) to be delivered to the Escrow Agent (as defined) pursuant to Section 8.7 hereof) less $628,000.

          1.2.  Contribution.
                ------------

          (a) In connection with and as part of the initial organization and capitalization of Holdings upon the terms and subject to the conditions set forth herein and in connection with the Stock Contribution Agreement dated September 30, 1998 among HDA's existing shareholders and Holdings, Pope and Turner will contribute to Holdings 182 shares of common stock, no par value, of Truck in exchange for the number of shares of Common Stock of Holdings, par value $.01 per share (the "Common Stock") and the number of shares of Series A Preferred Stock of Holdings, par value $.01 per share (the "Series A Preferred Stock") indicated on Schedule 1.2 attached hereto.

          (b) On the Closing Date, Holdings shall deliver to Pope and Turner certificates representing the shares of Common Stock and Series A Preferred Stock acquired by them pursuant to Section 1.2(a) and in amounts as reflected on
Schedule 1.2(a) attached hereto.

          (c) The Parties agree that they intend to report the Truck Stock Contribution and the HDA Stock Contribution for federal and state income tax purposes as a tax-free exchange described in Section 351(a) of the Code. HDA and Holdings agree that the consummation of the HDA Stock Contribution will occur on the same day as the Closing Date.

          1.3.  Post-Closing Purchase Price Adjustment.
                --------------------------------------

          (a)   Determination of Earnings.  The Selling Parties will prepare at
                -------------------------
the expense of Truck (i) a combined income statement of the Companies for the period from January 1, 1998 through the Closing (the "Closing Income Statement") and (ii) a balance sheet dated the Closing Date (as defined) (the "Closing Balance Sheet" and together with the Closing Income Statement, the "Closing Financial Statements"), prepared in accordance with generally accepted accounting principles ("GAAP") applied in the same manner as the Balance Sheet and the 1997 Income Statement (as defined in Section 3.8(a)). The Selling Parties will deliver such Closing Financial Statements to HDA as soon as possible but in any event within 45 days after the Closing. The Closing Financial Statements shall be audited by Ernst & Young at the expense of HDA.

          (b)   Closing Financial Statements Notice.
                -----------------------------------

                (i) Within 30 days of the receipt of such Closing Financial Statements, HDA will deliver to the Existing Shareholders a written notice certifying that either (x) it agrees with such Closing Financial Statements, or (y) it disagrees with such Closing Financial Statements, in which case it will also provide therewith a reasonably detailed written report stating the basis for disagreement with the Closing Financial Statements (the "Closing Financial Statements Notice"). The Companies shall provide reasonable access to their respective accountants' work papers, personnel and to such historical financial information as HDA shall reasonably request in order to review such Closing Financial Statements.


                (ii) If the Closing Financial Statements Notice is not timely given as described in Section 1.3(b)(i), the Closing Financial Statements shall be final, binding and conclusive upon the Parties. If the Existing Shareholders disagree with the Closing Financial Statements Notice as described in Section 1.3(b)(i)(y), and if the disagreement is not resolved by mutual agreement among the Parties within 30 days following delivery of the Closing Financial Statements Notice, such dispute will be resolved by a "Big 5" accounting firm ("BFAF"), other than Ernst & Young or Coopers & Lybrand, selected by HDA and the Selling Parties. The costs of resolving such a dispute shall be borne equally by HDA and the Existing Shareholders.

                (iii) Upon appointment of a BFAF, such BFAF in consultation with the Parties shall establish a schedule for resolution of the dispute which is reasonably calculated to result in a resolution as expeditiously as practicable, and in any event, no later than six months after the Closing Date. In resolving such dispute, the BFAF shall revise the Closing Financial Statements only with respect to the issues raised in the Closing Financial Statements Notice and only to the extent necessary to make it conform to the practices, procedures and methods described in Section 1.3(a) above.

          (c)   Post-Closing Adjustment.  After a final resolution by the
                -----------------------
BFAF of such
disagreements as may arise out of the review of the Closing Financial Statements in accordance with Section 1.3(b) above, and an appropriate adjustment to the Closing Financial Statements to reflect such resolution, or if Section 1.3(b)(i)(x) or the first sentence of Section 1.3(b)(ii) applies, the actual year to date undistributed earnings of Truck will be determined, and the actual Purchase Price (the "Cash Purchase Price") will be calculated based on such, and to the extent that the Estimated Cash Purchase Price was less than the Cash Purchase Price, the difference and interest thereon due to the Selling Parties will promptly be paid to them by HDA. Similarly, to the extent the Estimated Cash Purchase Price was more than the Cash Purchase Price, the excess will be promptly returned by the Selling Parties to HDA. Any amounts payable pursuant to this paragraph shall bear interest from the Closing Date through the date of payment at an annual rate equal to the prime rate as reported in The Wall Street Journal on the Closing Date.

          1.4.  Transfer of Assets. Upon the terms and subject to the
                ------------------
conditions set forth herein, at the Closing, DHP will sell to HDA, and HDA will purchase from DHP, the Assets, free and clear of all encumbrances other than Permitted Encumbrances (as defined herein).

          1.5.  Assumption of Liabilities. Upon the terms and subject to the
                -------------------------
conditions contained herein, at the Closing, HDA shall assume all obligations and liabilities accruing, arising out of, or relating to events or occurrences happening after the Closing Date under, and only under, the Assumed Contracts (as defined) listed on Schedule 3.15, but not including any obligation or liability of DHP for any breach of any Contract (as defined) occurring on or prior to the Closing Date (together with the liabilities assumed pursuant to the Assumed Contracts, the "Assumed Liabilities").

          1.6.  Excluded Liabilities. Notwithstanding any other provision of
                --------------------
this Agreement, except for the Assumed Liabilities expressly specified in
Section 1.4 hereof, HDA shall not assume, or otherwise be responsible for, any of DHP's liabilities or obligations, whether actual or contingent, matured or unmatured, liquidated or unliquidated, known or unknown, or related or unrelated to the Business or the Assets, whether arising out of occurrences prior to, at or after the date hereof (collectively, "Excluded Liabilities"), which Excluded Liabilities include, without limitation:

          (a) Any liability or obligation to or in respect of any employees or former employees of DHP including without limitation (i) any employment agreement, whether or not written, between DHP and any person, (ii) any liability under any Employee Plan (as defined) at any time maintained, contributed to or required to be contributed to by or with respect to DHP or under which DHP may incur liability, or any contributions, benefits or liabilities therefor, or any liability with respect to DHP's withdrawal or partial withdrawal from or termination of any Employee Plan and (iii) any claim of an unfair labor practice, or any claim under any state unemployment compensation or worker's compensation law or regulation or under any federal or state employment discrimination law or regulation, which shall have been asserted on or prior to the Closing Date or is based on acts or omissions which occurred on or prior to the Closing Date;

          (b) Any liability or obligation of DHP in respect of any Tax (as defined);

          (c) Any liability arising from any injury to or death of any person or damage to or destruction of any property, whether based on negligence, breach of warranty, strict liability, enterprise liability or any other legal or equitable theory arising from defects in products sold or services performed by or on behalf of DHP or any other person or entity on or prior to the Closing Date, or arising from any other cause, including without limitation any liabilities arising (on a date of occurrence basis or otherwise) on or prior to the Closing Date relating to the use or misuse of equipment or to traffic accidents;

          (d) Any liability or obligation of DHP arising out of or related to any Action (as defined) against DHP or any Action which adversely affects the Assets and which shall have been asserted on or prior to the Closing Date or to the extent the basis of which shall have arisen on or prior to the Closing Date;

          (e) Any liability or obligation of DHP resulting from entering into, performing its obligations pursuant to or consummating the transactions contemplated by, this Agreement (including without limitation any liability or obligation of DHP pursuant to Article X hereof);

          (f)   Any liability or obligation related to the Facilities; and

          (g) Any liability or obligation arising out of any Environmental Law, including but not limited to CERCLA (as defined) or any similar state law.


                                  ARTICLE II.
                                    CLOSING

          2.1.  Closing. The Closing of the transactions contemplated herein
                -------
(the "Closing") shall be held at 9:00 a.m. local time on September 30, 1998 (the "Closing Date"), unless the Parties otherwise agree, at a location mutually agreeable to the Parties.

          2.2.  Conveyances at Closing.
                ----------------------


          (a)  Instruments and Possession.    To effect the sale and transfer of
               --------------------------
Assets referred to in Section 1.4 hereof, DHP will, at the Closing, execute and deliver to HDA:

               (i) one or more Bills of Sale, in the form attached hereto as Exhibit A, conveying in the aggregate all of the personal property owned by DHP included in the Assets;

               (ii) subject to Section 8.1, Assignments of Contract Rights in the form attached hereto as Exhibit B with respect to those contracts which HDA shall assume;

               (iii) such other instruments as shall be requested by HDA to vest in HDA title in and to the Assets in accordance with the provisions hereof.

          (b)   Assumption Document.  Upon the terms and subject to the
                -------------------
conditions set forth herein, at the Closing, HDA shall deliver to DHP an instrument of assumption substantially in the form attached hereto as Exhibit C, evidencing HDA's assumption of all liabilities of DHP, pursuant to Section 1.5 hereof, excluding the Excluded Liabilities (the "Assumption Document").

          (c)   Stock Certificates. Holdings shall deliver to the Selling
                ------------------
Parties the stock certificates described in Section 1.2(b) hereof, and Pope and Turner shall deliver to HDA stock certificates representing all of the outstanding capital stock of Truck.

          (d)   Form of Instruments.  To the extent that a form of any document
                -------------------
to be delivered hereunder is not attached as an Exhibit hereto, such documents shall be in form and substance, and shall be executed and delivered in a manner reasonably satisfactory to HDA and DHP.

          (e)   Consents.  DHP shall deliver all Permits (as defined herein) and
                --------
any other third party consents required for the valid transfer of the Assets as contemplated by this Agreement.

          (f) Truck shall deliver to Pope a certificate of title for the Lexus sport utility vehicle owned by Truck.


                                  ARTICLE III.
                       REPRESENTATIONS AND WARRANTIES OF
                         THE SELLING PARTIES AND TURNER

          The Selling Parties jointly and severally, and in certain instances where indicated, Turner severally, represent and warrant to Holdings and HDA as follows, except as set forth in a disclosure schedule ("Schedule") attached hereto and made a part hereof, the number of each Schedule corresponding to the Section number to which it refers:

          3.1.  Corporate Organization and Standing.  Schedule 3.1 hereto is a
                -----------------------------------
complete and correct list setting forth for each of the Companies (i) the name of each entity, the jurisdiction of its incorporation or other organization, and each jurisdiction in which it is qualified to do business as a foreign corporation. Each of the Companies is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all requisite corporate power and authority to own or lease its properties and to carry on its business as presently conducted. Each of the Companies has delivered to HDA or its representatives complete and correct copies of its Articles of Incorporation and Bylaws (or other charter documents) and all amendments thereto. Each of the Companies is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the nature of the business as now being conducted by it or the property owned or leased by it makes such qualification necessary, except where the failure to qualify would not have a material adverse effect (as defined) on the Companies taken as a whole.

          3.2.  Capitalization of Company.  The authorized capital stock of
                -------------------------
Truck consists of 10,000 shares of common stock, no par value per share ("Truck Common Stock"). As of the date of this Agreement, 1,069 shares of Truck Common Stock are outstanding, all of which shares have been duly authorized, validly issued and are fully paid and non-assessable and are owned in the aggregate by Pope and Turner (the "Shares"). There are (i) no preemptive or similar rights on the part of any holder of any class of securities of Truck, and (ii) no options, warrants, conversion or other rights, agreements or commitments of any kind obligating Truck, contingently or otherwise, to issue, sell or otherwise cause to be outstanding any shares of its capital stock of any class or any securities convertible into or exchangeable for any such shares.

          3.3.  Authorization.  This Agreement, the Ancillary Agreements (as
                -------------
defined), and the transactions contemplated hereby and thereby have been duly authorized, executed and delivered by each of the Selling Parties that is a party to each such agreement, and are the legal, valid and binding obligations of each of the Selling Parties that is a party thereto, enforceable against it, him or her in accordance with their terms, except as enforcement may be limited by equitable principles limiting the right to obtain specific performance or other equitable remedies, or by applicable bankruptcy or insolvency laws and related decisions affecting creditors' rights generally.

          3.4.  Title to Shares.  Pope has, and at Closing will have, good and
                ---------------
valid title to the Shares owned by him, free and clear of any claims, liens, security interests, options, charges, restrictions and interests of others whatsoever. Upon delivery to HDA at the Closing of certificates representing the Shares owned by Pope, duly endorsed by him for transfer to HDA, HDA will obtain good and valid title to such Shares, free and clear of any claims, liens, security interests, options, charges, restrictions and interests of others whatsoever, except for any restrictions created by HDA. There are no voting trusts, proxies, or other agreements or understandings to which Pope or Truck is a party with respect to the voting, dividend right or disposition of any of the Shares. Pope has no obligation, absolute or contingent, to any other person or entity to issue, sell or otherwise dispose of any capital stock of Truck or to effect any merger, consolidation, reorganization or other business combination of any Company or to enter into any agreement with respect thereto.

          3.5.  No Conflict or Violation.  Neither the execution and delivery of
                ------------------------
this Agreement or the Ancillary Agreements by the Popes and the Companies nor the consummation by the Popes and the Companies of the transactions contemplated hereby or thereby will (i) violate, conflict with or result in or constitute a default under or result in the termination or the acceleration of, or the creation in any party of any right (whether or not with notice or lapse of time or both) to declare a default, accelerate, terminate or cancel any indenture, contract, lease, sublease, loan agreement, note or other obligation or liability ("Contractual Obligation") to which the Popes or the Companies are a party or by which any of them are bound or to which any of their assets is subject or result in the creation of any lien or encumbrance upon any of said assets, (ii) violate, conflict with or result in a breach of or constitute a default under any provision of the Articles of Incorporation or Bylaws (or other organizational documents) of any Company, (iii) violate, conflict with or result in a breach of or constitute a default under any judgment, order, decree, rule or regulation of any court or governmental agency to which any Company is subject or, in the case of clause (i), relates to a Material Contract (as defined below) or (iv) violate, conflict with or result in a breach of any applicable federal or state rule or regulation.

          3.6.  Facilities.  No Company has ever owned any real property.
                ----------
Schedule 3.6 contains a complete and accurate list of all real property used in connection with the businesses of the Companies ("Leased Real Property").

          (a)   Actions.  There are no pending or, to the knowledge of any
                -------
Company, threatened, condemnation proceedings or, to the knowledge of any Company, other actions, claims, suits, litigation, proceedings, notices of violation, or investigations (collectively, "Actions") relating expressly to any facility located on Leased Real Property ("Facility").

          (b)   Leases or Other Agreements.  To the knowledge of any Company,
                --------------------------
there are no leases, subleases, licenses, occupancy agreements, options, rights, concessions or other agreements or arrangements, written or oral, granting to any person the right to purchase, use or occupy any Facility or any Real Property or any portion thereof, or interest in any such Facility or Real Property.

          (c)   Facility Leases and Leased Real Property.  With respect to each
                ----------------------------------------
Facility lease, the Companies have an unencumbered interest in the leasehold estate, other than Permitted Encumbrances. The Companies enjoy peaceful and undisturbed possession of all Leased Real Property.

          (d)   Certificate of Occupancy.  All Facilities have received all
                ------------------------
required approvals of governmental authorities (including, without limitation, permits and a certificate of occupancy or similar certificate permitting lawful occupancy of the Facilities) required in connection with the operation thereof in order to avoid a material adverse effect on the Companies and are and have been operated and maintained in all material respects in accordance with applicable material regulations.

          (e)   Utilities.  All Facilities are supplied with utilities
                ---------
(including, without limitation, water, sewage, disposal, electricity, gas and telephone) and other services necessary for the operation of such Facilities as currently operated.

          (f)   Improvements, Fixtures and Equipment.  The improvements
                ------------------------------------
constructed on the Facilities, including, without limitation, all leasehold improvements, and all fixtures and equipment and other tangible assets owned, leased or used by any Company at the Facilities are (i) structurally sound with no known material defects, (ii) in good operating condition and repair, subject to ordinary wear and tear, (iii) not in need of maintenance, repair or correction except for ordinary routine maintenance and repair in relation to the Company's past practice, the cost of which would not be material, and (iv) in conformity in all material respects with all applicable material regulations.

          (g)   No Special Assessment.  No Company has received notice from any
                ---------------------
governmental authority of any special assessment relating to any Facility or any portion thereof since December 31, 1997. If any such notice was received by any Company, such notice (even if the assessment was paid) has been disclosed to HDA or its representatives.

          3.7.  Assets.  Excluding the Leased Real Property (discussed in
                ------
Section 3.6), DHP has and will transfer to HDA good and marketable title to the Assets, free and clear of any encumbrances, except for minor liens which in the aggregate are not substantial in amount, do not materially detract from the value or transferability of the Assets subject thereto taken as a whole or interfere in any material respect with the present use and have not arisen other than in the ordinary course of business ("Permitted Encumbrances"). All tangible assets and properties which are part of the Assets are in good operating condition and repair, ordinary wear and tear excepted, and are usable in the ordinary course of business and conform in all material respects to all applicable material regulations (including Environmental Laws (as defined herein)) relating to their use and operation.

          3.8.  Financial Statements.
                --------------------

          (a) The audited balance sheets of each of the Companies dated December 31, 1997, 1996 and 1995, respectively (the "Balance Sheets," the "1996 Balance Sheets" and the "1995 Balance Sheets," respectively), were prepared in accordance with GAAP consistently applied and fairly present in all material respects the financial condition of Truck and DHP as of their respective dates. As of the dates of the respective Balance Sheets, none of the Companies had any liabilities of any nature, whether absolute, accrued, asserted or unasserted or contingent or whether due or to become due, which should have been recorded or reserved for on the Balance Sheets in accordance with GAAP and were not so recorded or reserved. The Companies have not incurred any material liabilities since December 31, 1997 other than in the ordinary course of business.

          (b) The audited statements of operations, statements of changes in shareholder's equity and statements of cash flows of each of the Companies for the fiscal years ended December 31, 1997 (the "1997 Income Statement"), 1996 and 1995, respectively, were prepared in accordance with GAAP consistently applied and fairly present in all material respects the results of operations, changes in shareholder's equity and cash flows of the Companies for each such period.

          (c) The unaudited balance sheet, statements of operations, statements of changes in shareholder's equity and statements of cash flows of each of the Companies at and for the seven months ended July 31, 1998, fairly present in all material respects the results of operations, changes in shareholder's equity and cash flows of the Companies for each such period.

          (d) Copies of the financial statements described in Section 3.8(a) and (b) have been provided to HDA or its representatives.

          3.9.  Books and Records.  Each of the Companies has made and kept and
                -----------------
given HDA and its representatives access to books and records and accounts, which, in reasonable detail, accurately and fairly reflect the activities of each of the Companies recorded therein. The copies of the stock book records of each of the Companies are true, correct and complete, and accurately reflect all transactions effected in each Company's stock through and including the date hereof.

          3.10. Litigation.  There is no claim, action, suit, proceeding, or
                ----------
investigation pending or, to the best knowledge of the Companies, threatened against any of the Companies or the directors, officers, agents or employees of any of the Companies (in their capacity as such), or any properties or rights of any of the Companies. There are no orders, writs, injunctions or decrees currently in force against any of the Companies or the directors, officers, agents or employees of any of the Companies (in their capacity as such) with respect to the conduct of any Company's business.

          3.11. Licenses and Permits; Compliance with Laws.  Schedule 3.11 sets
                ------------------------------------------
forth a complete list of all licenses, franchises, permits, approvals and other governmental authorizations (collectively, "Licenses and Permits") held by each of the Companies. Each of the Companies owns, holds or possesses all Licenses and Permits necessary to entitle it to use its corporate name, to own or lease, operate and use its assets and properties and to carry on and conduct its business and operations as presently conducted except where the failure to own, hold or possess any Licenses and Permits would not have a material adverse effect on the Companies. No Company is in violation of or default under any Licenses or Permits or any judgment, order, writ, injunction or decree of any court or administrative agency issued against it or any law, ordinance, rule or regulation applicable to it where such violation would have a material adverse effect on the Companies. Each Company's conduct of its business has been and is in compliance in all material respects with all material applicable laws, statutes, ordinances and regulations. No Company has received any notice asserting a failure to comply with any law, statute, ordinance, regulation, rule or order of any foreign, federal, state or local government or any other governmental department or agency that has not been cured prior to the date hereof. Any such notice received since January 1, 1995 has been provided to HDA or its representatives.

          3.12. Tax Matters.
                -----------

          (a) For purposes of this Agreement, (i) "Tax" means any federal, state, local or foreign income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental, customs duties, capital stock, franchise, profits, withholding, social security, unemployment, disability, real property, personal property, sales, use, transfer, registration, value added, alternative or add-on minimum, estimated, or other tax of any kind whatsoever, including any interest, penalty, or addition thereto, whether disputed or not, and (ii) "Tax Return" means any return, declaration, report, claim for refund, or information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

          (b) Each Company has timely filed, or caused to be timely filed, all Tax Returns that it was required to file. All such Tax Returns were correct and complete in all material respects. All Taxes owed by each Company (whether or not shown on any Tax Return) that are due and payable have been paid. No Company currently is the beneficiary of any extension of time within which to file any Tax Return. Neither Company has received written notice of any claim by an authority in a jurisdiction where such Company does not file Tax Returns that such Company is subject to taxation by that jurisdiction. There are no liens on any of the assets of any Company that arose in connection with any failure (or alleged failure) to pay any Tax.

          (c) Each Company has withheld and paid all Taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor, stockholder, or other third party.

          (d) There is no dispute or claim concerning any Tax Liability of any Company either (i) claimed or raised by any authority in writing or (ii) of which any Existing Shareholder or any Company has knowledge. To the knowledge of each Company and each Existing Shareholder, no audit or examination of any Tax Return is currently in progress, and no Company has received notice of any proposed audit or examination. Each Company has furnished to HDA or its representatives correct and complete copies of all federal income Tax Returns, examination reports, and statements of deficiencies assessed against or agreed to by any Company with respect to years ended on or after December 31, 1991. No Company has waived any statute of limitations in respect of Taxes or agreed to any extension of time with respect to a Tax assessment or deficiency.

          (e) No Company has filed a consent under Section 341(f) of the Code concerning collapsible corporations (or any comparable state income tax provision). No Corporation has made any payments, is obligated to make any payments, or is a party to any agreement that under certain circumstances could obligate it to make any payments that will not be deductible under Section 280G of the Code. No Company is a party to any Tax allocation, sharing or indemnity agreement. No Company (i) has been a member of an affiliated group of corporations filing a consolidated federal income Tax Return or (ii) has any liability for the Taxes of any person under Reg. Sec. 1.1502-6 (or any similar provision of state, local or foreign law), as a transferee or successor, by contract, or otherwise.

          (f) The unpaid Taxes of each Company as of the date of the most recent Balance Sheets did not exceed the reserve for Tax Liability (rather than any reserve for deferred Taxes established to reflect timing differences between book and Tax income) set forth on the face of the most recent Balance Sheets. Each Company has made provision, in conformity with GAAP consistently applied, on the Balance Sheets and the interim financial statements for the payment of all Taxes which may subsequently become due with respect to the respective periods covered in the Balance Sheets.

          (g) The Companies are each an "S Corporation." Truck and DHP have each been a validly electing S corporation within the meaning of Sections 1361 and 1362 of the Code (and any analogous provisions of state and local law) at all times since January 1, 1997 and January 25, 1995, respectively, and each will be an S corporation up to and including the Closing Date. No federal, state, local or foreign income taxes will be payable by the Companies with respect to the taxable year beginning on January 1, 1998 and ending on the day immediately preceding the Closing Date

          3.13. Brokers, Finders.  No Company nor any Existing Shareholder has
                ----------------
retained any broker or finder other than SunTrust Equitable Securities in connection with the transactions contemplated herein, and is not obligated and has not agreed to pay any brokerage or finder's commission, fee or similar compensation.

          3.14. Absence of Certain Changes.
                --------------------------

          (a) Since December 31, 1997, each Company has conducted its business in the ordinary course, has not done or permitted to be done anything described in Sections 5.6(a) through (r), and there has not occurred with respect to any
Company:

                (i )   any material adverse effect on the business, operations,
     assets, results of operations or financial condition of the Companies, taken as a whole ("Material Adverse Effect");

                (ii) any revaluation of assets, including, without limitation, writing down the value of inventory or writing off notes or accounts receivable, other than write-offs of uncollectible notes and accounts receivable and write-downs of obsolete, slow moving or unsaleable inventory in the ordinary course of business consistent with past practice;

                (iii) any payment, discharge or satisfaction of any liabilities or obligations, other than in the ordinary course of business;

                (iv) any incurrence of liabilities, except liabilities incurred in the ordinary course of business, or increase or change in any assumptions underlying or methods of calculating, any doubtful account contingency or other reserves;

                (v) any capital expenditure exceeding $5,000, the execution of any lease or the incurrence of any obligation to make any capital expenditure or execute any lease other than in the ordinary course of business;

                (vi) the failure to pay or satisfy when due any liability, except where the failure would not have a material adverse effect on the assets or the business;

                (vii) any assets (whether real, personal or mixed, tangible or intangible) becoming subject to any mortgage, pledge, lien, security interest, encumbrance, restriction or charge of any kind, except in the ordinary course of business;

                (viii) the failure of the Companies to use reasonable efforts consistent with past practice to preserve for HDA the assets, the business and the goodwill of each of the Company's suppliers, customers, distributors and others having business relations with it;

                (ix) the disposition or lapsing of any Proprietary Rights (as defined below) or any disclosure to any person of any Proprietary Rights not theretofore a matter of public knowledge;

                (x) any cancellation or waiver of any material claims or rights of value, or any sale, lease, transfer, assignment, distribution or other disposition of any assets, except for sales of finished goods inventory in the ordinary course of business, or any disposal of any material assets;

                (xi) an amendment, cancellation or termination of any contract, commitment, agreement, lease, transaction or Permit relating to assets or the business other than in the ordinary course of business or entry into any contract, commitment, agreement, lease, transaction or Permit which is not in the ordinary course of business, including, without limitation, any employment or consulting agreements;

                (xii) any bonus paid or promised, an increase in the base compensation, or other payment or loan to any director, officer or employee, whether now or hereafter payable or granted (other than (a) increases in base compensation in the ordinary course consistent in timing and amount with past practices and (b) the $300,000 in aggregate amount of bonuses to be paid to employees on or prior to the Closing Date), or entry into or variation of the terms of any employment or incentive agreement with any such person;

                (xiii) an adverse change in employee relations which has or is reasonably likely to have a material adverse effect on the productivity, the financial condition, results of operations or business or the relationships between the employees of a Company and the management of such Company;

                (xiv) any change in any method of accounting or keeping books of account or accounting practices;

                (xv) any material damage, destruction or loss of any asset, whether or not covered by insurance;

                (xvi) the issuance, delivery or sale of any equity securities, or alteration in terms of any outstanding securities issued by it or any increase in its indebtedness for borrowed money (other than borrowings under its revolving credit facility in the ordinary course of business);

                (xvii) the declaration, payment or setting aside for payment of any dividend or other distribution (whether in cash, stock or property or otherwise), the redemption, purchase or other acquisition of any shares of Truck Common Stock, or the creation of any securities convertible into or exchangeable for any shares of Truck Common Stock or any options, warrants or other rights to purchase or subscribe to any of the foregoing (except as specifically contemplated herein);

                (xviii)the adoption of any plan of liquidation or resolutions providing for the liquidation, dissolution, merger, consolidation or other reorganization;

                (xix) to the knowledge of the Companies, the existence of any other event or condition (other than general industry, market or economic conditions) which, in any one case or in the aggregate, has been or would reasonably be expected to have a material adverse effect; or

                (xx) an agreement to do any of the things described in the preceding clauses (i) - (xix) other than as expressly provided for herein.

          3.15. Material Contracts.  Schedule 3.15 attached hereto sets forth a
                ------------------
complete and correct list of all the Material Contracts to which any Company, or in the case of Section 3.15(g), any Existing Shareholder, is a party. As used in this Agreement, "Material Contracts" means:

          (a)   all contracts not made in the ordinary course of business;

          (b) all leases or other agreements under which any Company is a lessor or lessee of any real property or any machinery, equipment, vehicle or other tangible personal property owned by a third party and used in the business of any Company, which entails annual payments, in the case of any such lease or agreement, in excess of $10,000;

          (c) all options with respect to any property, real or personal, whether the Company shall be the grantor or grantee thereunder;

          (d) all distribution, franchise, license, technical assistance, sales, commission, consulting, agency or advertising contracts related to assets or the business and which are not cancelable on thirty (30) calendar days notice;

          (e) all mortgages, indentures, security agreements, pledges, notes, loan agreements or guaranties relating to any Company in a principal amount (or with maximum availability) in excess of $10,000;

          (f) all contracts and agreements to which any Company is a party and which are (i) outstanding contracts with its officers, employees, agents, consultants, advisors, salesmen, sales representatives, distributors, sales agents or dealers of such Company other than contracts which by their terms are cancelable by such Company with notice of not more than 30 days and without cancellation penalties or severance payments, in the case of any such contract, in excess of $5,000, (ii) collective bargaining agreements of any Company which relate to the business of such Company, and (iii) pension, profit-sharing, bonus, retirement, stock option or employee benefit plans or other similar plans or arrangements of any Company;

          (g) any covenant not to compete or similar restriction on any Company or any Existing Shareholder;

          (h) any contract with the United States, state or local government or any agency or department thereof, involving expenditures or liabilities in excess of $10,000; or

          (i) excluding purchase orders issued or received in the ordinary course of business, any contract or agreement providing for the receipt or payment (whether the obligations are fixed or contingent) of $10,000 or more after the date of this Agreement, including, without limitation, agreements calling for penalties or payments upon voluntary termination or withdrawal by any Company.

The Companies have furnished or will furnish to HDA or its representatives true and correct copies of all Material Contracts prior to the Closing, including all amendments and supplements thereto.

          3.16. Proprietary Rights.
                ------------------

          (a) The Companies have no patents, trademarks (whether registered or unregistered), service marks, trade names, service names, brand names, logos and copyrights (collectively, the "Proprietary Rights"), except to the extent their names constitute unregistered trademarks ("Names"). The only Proprietary Rights used by the Companies in connection with their respective businesses are the Names.

          (b) No Company has any obligation to compensate any person for the use of any such Proprietary Rights nor has any Company granted to any person any license, option or other rights to use in any manner any of its Proprietary Rights, whether requiring the payment of royalties or not.

          (c) The Companies individually or collectively own or have a valid right to use each of the Proprietary Rights, and the Proprietary Rights will not cease to be valid rights of any Company by reason of the execution, delivery and performance of this Agreement, the Ancillary Agreements or the consummation of the transactions contemplated hereby and thereby. No Company has received any notice of invalidity or infringement of any rights of others with respect to any Proprietary Rights. No other person (i) has notified any Company that it is claiming any ownership of or right to use such Proprietary Rights, or (ii) to the best knowledge of the Companies, is infringing upon any such Proprietary Rights in any way. To the knowledge of the Companies, any Company's use of any Proprietary Rights does not and will not conflict with, infringe upon or otherwise violate the valid rights of any third party in or to such Proprietary Rights, and no Action has been instituted against or notices received by any Company alleging that a Company's use of the Proprietary Rights infringes upon or otherwise violates any rights of a third party in or to such Proprietary Rights.

          3.17. Labor Matters.  No Company is a party to any labor agreement
                -------------
with respect to its employees with any labor organization, union, group or association. No Company has experienced any attempt by organized labor or its representatives to make it conform to demands of organized labor relating to its employees or to enter into a binding agreement with organized labor that would cover the employees of such Company. There is no labor strike or labor disturbance pending or, to the best knowledge of any Company, threatened against a

Company, nor is any grievance currently being asserted by any union member, and no Company has experienced an organized work stoppage, and is not and has not engaged in any unfair labor practice. Without limiting the foregoing, the Companies are in compliance with the Immigration Reform and Control Act of 1986 and maintains a current Form I-9, as required by such Act, in the personnel file of each current employee hired after November 9, 1986.

          3.18. Consents.  Except for the filing required under the Hart-Scott-
                --------
Rodino Antitrust Improvements Act of 1976, as amended (the "H-S-R Act"), no consent, approval, authorization, order, filing, registration or qualification (each a "Consent") of or with any court, governmental authority or third person is required to be made or obtained by any Company in connection with the execution and delivery of this Agreement, the Ancillary Agreements or the consummation by the Companies and the Existing Shareholders of the transactions contemplated herein and therein, which Consent(s), if not obtained, would have a material adverse effect.

          3.19. Employee Benefit Plans; Employment Agreements.
                ---------------------------------------------

          (a) Schedule 3.19 hereto sets forth a complete and correct list of all (i) employment contracts, employment arrangements and other arrangements that provide benefits to employees or former employees of any Company and that are not Plans (as defined below) (collectively, the "Employment Contracts") and
(ii) all "employee welfare benefit plans" or "employee pension benefit plans," as such terms are defined in Sections 3(1) and 3(2), respectively, of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), which are maintained, administered or contributed to by the Companies and cover employees or former employees of the Companies or under which any Company could incur any liability (collectively, the "Plans").

          (b) None of the Plans is subject to Title VII of ERISA. In the past six years, no Company has maintained, sponsored, or been required to contribute to, has withdrawn from (either completely or partially), or has incurred any unpaid withdrawal liability with respect to, any plan subject to Title VII of ERISA or the minimum funding requirements of Section 412 of the Code.

          (c) The Plans have been administered in compliance in all material respects with their terms and with all filings, reporting, disclosure, and other requirements of ERISA, the Code and any other applicable law. The only Plan which is an "employee pension benefit plan," as such term is defined in Section 3(2) of ERISA is Truck's 401(k) profit sharing plan (the "401(k) Plan"). The 401(k) Plan is and has been for all the years of the Plan the subject of a favorable determination letter issued by the Internal Revenue Service. The Companies have no knowledge of any facts which might adversely affect the qualifying status of the 401(k) Plan.

          (d) None of the Companies nor any of their respective employees or directors, nor, to the knowledge of each Company, any plan fiduciary of any of the Plans, have engaged in any transaction in violation of Section 406(a) or (b) of ERISA or any "prohibited transaction" (as defined in Section 4975(c)(1) of the Code) for which no exemption exists under Section 4975(d) of the Code.

          (e) Other than routine claims for benefits made in the ordinary course of business, there are no pending claims, investigations or causes of action ("Claims"), and to the best knowledge of any Company, no such Claims are threatened, against any Plan or fiduciary of any such Plan by any participant, beneficiary or governmental agency with respect to the qualification or administration of any such Plan.

          (f) The Companies have provided to HDA or its representatives a copy of the Employment Contracts, the Plans, related trust agreements, all amendments thereto together with the annual report for the last three years (Form 5500, including Schedule B thereto). The Companies have provided HDA or its representatives with true and complete age, salary, service and related data for employees, former employees and beneficiaries thereof covered under the 401(k) Plan as of the Closing Date.

          (g) No entity which is required to be aggregated with any of the Companies under Sections 414(b), (c), (m) or (o) of the Code, other than any of the Companies (the "Company ERISA Affiliates") has incurred any liability under or with respect to any benefit plan, policy or arrangement for the benefit of its employees or former employees that could become a liability of HDA or any of the Companies. Neither HDA nor any Company ERISA Affiliate will incur any liability under Section 411(d)(3) of the Code for vested accrued benefits arising from a partial termination of the 401(k) Plan prior to the Closing Date.

          (h) All amounts required to be contributed to any Plan by any Company will, as of the Closing Date, have been paid or properly accrued on the books of each of the Companies. The Companies shall either contribute or accrue on their respective books the amount of any employer matching contributions or discretionary contributions (in an amount determined in accordance with each Company's past practices) to the 401(k) Plan which in the ordinary course of business would be contributed for or attributable to the period prior to the Closing Date.

          (i) None of the assets of the 401(k) Plan is invested in property constituting employer real property or employer security (within the meaning of Section 407(d) of ERISA).

          (j) Neither the execution and delivery of this Agreement, the Ancillary Agreements nor any of the transactions contemplated herein and therein, will terminate or modify, or give a third person a right to terminate or modify, the provisions or terms of any Employment Contract or Plan (including employment agreements) and will not constitute a stated triggered event under any Employment Contract or Plan or any other agreement with any person or entity that will result in any payment or the acceleration of the right to receive any payment (including parachute payments, severance payments or any similar payments) that would not be deductible becoming due to any employees of any Company.

          (k) No Company or any Plan which is a "welfare benefit plan," as such term is defined in Section 3(1) of ERISA has any present or future obligation to provide medical or other welfare benefits to, or to make any payment to or with respect to medical or other welfare benefits of, any present or former employee of any Company or any ERISA Subsidiary.

          (l) No Company ERISA Affiliate has incurred any liability with respect to which any Company has incurred or could incur any liability.

          3.20. Compliance with Environmental Laws.
                ----------------------------------

          (a)   Definitions.  The following terms, when used in this Section
                -----------
3.20, shall have the following meanings. Any of these terms may, unless the context otherwise requires, used in the singular or the plural depending on the reference.

                (i)    "Company" for the purposes of this Section, shall include
     (i) the Companies, (ii) all partnerships, joint ventures and other entities or organizations in which any Company was at any time or is a partner, joint venturer, member or participant and (iii) all predecessor or former corporations, partnerships, joint ventures, organizations, businesses or other entities, whether in existence as of the date hereof or at any time prior to the date hereof, the assets or obligations of which have been acquired or assumed by any Company or to which any Company has succeeded.

                (ii) "Release" shall mean and include any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping or disposing into the environment or the workplace of any hazardous substance, and otherwise as defined in any Environmental Law.

                (iii) "Hazardous Substance" shall mean any pollutant, contaminant, chemical, waste and any toxic, infectious, carcinogenic, reactive, corrosive, ignitable or flammable chemical or chemical compound or hazardous substance, material or waste, whether solid, liquid or gas, including, without limitation, any quantity of asbestos in any form, urea formaldehyde, PCB's, radon gas, crude oil or any fraction thereof, all forms of natural gas, petroleum products or by-products or derivatives, radioactive substance or material, pesticide waste waters, sludges, slag and any other substance, material or waste that is subject to regulation, control or remediation under any Environmental Laws.

                (iv) "Environmental Laws" shall mean all Regulations which regulate or relate to the protection or clean-up of the environment, the use, treatment, storage, transportation, generation, manufacture, processing, distribution, handling or disposal of, or emission, discharge or other release or threatened release of, Hazardous Substances or otherwise dangerous substances, wastes, pollution or materials (whether, gas, liquid or solid), the preservation or protection of waterways, groundwater, drinking water, air, wildlife, plants or other natural resources, or the health and safety of persons or property. Environmental Laws shall include, without limitation, the Federal Insecticide, Fungicide, Rodenticide Act, Resource Conservation & Recovery Act, Clean Water Act, Safe Drinking Water Act, Atomic Energy Act, Occupational Safety and Health Act, Toxic Substances Control Act, Clean Air Act, Comprehensive Environmental Response, Compensation and Liability Act, Emergency Planning and Community Right-to-Know

     Act, Hazardous Materials Transportation Act and all analogous or related federal, state or local law, each as amended.

                (v) "Environmental Conditions" means the Release into the environment of any Hazardous Substance as a result of which any Company has or may become liable to any person or by reason of which any Facility or any of the assets of any Company may suffer or be subjected to any lien.

          (b)   Notice of Violation.  Since January 1, 1995, no Company has
                -------------------
received a written notice of alleged, actual or potential responsibility for, or any inquiry or investigation regarding, (i) any Release or threatened Release of any Hazardous Substance at any location, whether at the Facilities, or (ii) an alleged violation of or non-compliance with the conditions of any Permit required under any Environmental Law or the provisions of any Environmental Law. Since January 1, 1995, no Company has received written notice of any other claim, demand or Action by any individual or entity alleging any actual or threatened injury or damage to any person, property, natural resource or the environment arising from or relating to any Release or threatened Release of any Hazardous Substances at, on, under, in, to or from any Facilities or former Facilities, or in connection with any operations or activities of any Company.

          (c)   Environmental Conditions. There are no present or past
                ------------------------
Environmental Conditions in any way relating to the business of any Company or at any Facility or except for those Environmental Conditions which do not have a material adverse effect on the Companies.

          (d)   Environmental Audits or Assessments.  True, complete and correct
                -----------------------------------
copies of the written reports, and all parts thereof, including any drafts of such reports if such drafts are in the possession or control of any Company, of all environmental audits or assessments which have been conducted at any Facility or former Facility within the past five years, either by a Company or environmental consultant or engineer engaged for such purpose, have been delivered to HDA or its representatives and a list of all such reports, audits and assessments and any other similar report, audit or assessment of which any Company has knowledge is included in Schedule 3.20 hereto.

          (e)   Indemnification Agreements.  No Company is a party, whether as a
                --------------------------
direct signatory or as successor, assign or third party beneficiary, or otherwise bound, to any lease or other contract (excluding insurance policies disclosed on the Schedule) under which any Company is obligated by or entitled to the benefits of, directly or indirectly, any representation, warranty, indemnification, covenant, restriction or other undertaking concerning environmental conditions.

          (f)   Releases or Waivers.  No Company has released in writing any
                -------------------
other person from any claim under any Environmental Law or waived in writing any rights concerning any Environmental Condition.

          (g)   Notices, Warnings and Records.  Each of the Companies has given
                -----------------------------
all notices and warnings, made all reports, and has kept and maintained all records required by and in compliance with all Environmental Laws, except where the failure to provide such notices, warnings and reports would not have a material adverse effect.

          3.21. Certain Business Relationships with the Companies.  None of the
                -------------------------------------------------
Existing Shareholders owning more than 5% of any Company outstanding voting securities have been involved in any business arrangement or relationship with any Company within the past 12 months, and none of such Existing Shareholders own any assets, tangible or intangible, which are used in the business of any Company.

          3.22. Undisclosed Liabilities.  No Company has any liabilities or
                -----------------------
obligations, whether accrued, absolute, contingent or otherwise except (i) to the extent reflected or reserved for on the Balance Sheets, (ii) liabilities or obligations incurred in the normal and ordinary course of business of each of the Companies since December 31, 1997, (iii) liabilities or obligations disclosed in Schedule 3.22 hereto and in the other Schedules attached hereto (including obligations under any contract, plan or policy disclosed on any schedule hereto), or (iv) liabilities or obligations disclosed elsewhere in this Agreement or not required to be disclosed by reason of being under a dollar threshold or a "materiality" or "material adverse effect" qualifier.

          3.23. Insurance.  Schedule 3.23 contains a complete and accurate list
                ---------
of all policies or binders of fire, liability, title, worker's compensation, product liability and other forms of insurance (showing as to each policy or binder the carrier, policy number, coverage limits, expiration dates, annual premiums, a general description of the type of coverage provided, and indicating whether such policies are occurrence-based or claims-made) maintained by each of the Companies on its respective (i) businesses, (ii) assets or (iii) employees at any time since December 31, 1993. All insurance coverage applicable to each of the Companies or its respective businesses or assets is in full force and effect and provides coverage as may be required by applicable regulation and by any and all contracts to which any Company is a party and has been issued by insurers of recognized responsibility. There is no default under any such coverage nor has there been any failure to give notice or present any claim under any such coverage in a due and timely fashion. There are no outstanding unpaid premiums which are past due, and no pending notice of cancellation or nonrenewal of any such coverage has been received. There are no provisions in such insurance policies for retroactive or retrospective premium adjustments. There are no outstanding performance bonds covering or issued for the benefit of any Company. No insurer has advised any Company that it intends to reduce coverage, increase premiums or fail to renew existing policy or binder.

          3.24. Accounts Receivable.  The accounts receivable set forth on the
                -------------------
Balance Sheets, and all accounts receivable arising since the date of the Balance Sheets, represent bona fide claims of the Companies against debtors for sales, services performed or other charges arising on or before the date hereof, and all the goods delivered and services performed which gave rise to said accounts were delivered or performed in accordance with the applicable orders, contracts or customer requirements. Said accounts receivable are subject to no defenses, counterclaims or rights of setoff and are fully collectible in the ordinary course of business without cost in collection efforts therefor, except to the extent of the appropriate reserves for bad debts on accounts receivable as set forth on the Balance Sheets and, in the case of accounts receivable arising since the date of the Balance Sheets, to the extent of a reasonable reserve rate for bad debts on accounts receivable which is not greater than the rate reflected by the reserve for bad debts on the Balance Sheets.

          3.25. Inventory.  Schedule 3.25 contains a complete and accurate list
                ---------
of the addresses at which all inventory is located. The inventory as set forth on the Balance Sheets or arising since the date of the Balance Sheets was acquired and has been maintained in accordance with the regular business practices of the Companies, consists of new and unused items of a quality and quantity usable or saleable in the ordinary course of business, and is valued at the lower of cost or market on a LIFO basis. None of such inventory is obsolete, unusable, slow-moving, damaged or unsaleable in the ordinary course of business, except for such items of inventory which have been written down to realizable market value, or for which adequate reserves have been provided in the Balance Sheets.

          3.26. Customers, Distributors and Suppliers.  Schedule 3.27 sets forth
                -------------------------------------
a complete and accurate list of the names and addresses of each Company's (i) ten largest (in terms of dollar volume) customers, distributors and other agents and representatives during each Company's last fiscal year, showing the approximate total sales in dollars by such Company to such customer during such fiscal year; and (ii) suppliers during each Company's last fiscal year, showing the approximate total purchases in dollars by each Company from such supplier during such fiscal year. Since December 31, 1997, there has been no material adverse change in the business relationship of any Company with any customer, distributor or supplier named on Schedule 3.27. Since December 31, 1997, no Company has received any communication from any customer, distributor or supplier named on Schedule 3.27 of any intention to terminate or materially reduce purchases from or supplies to such Company.

          3.27. Banking Relationships.  Schedule 3.28 sets forth a complete and
                ---------------------
accurate description of all arrangements that each Company has with any banks, savings and loan associations or other financial institutions providing for checking accounts, safe deposit boxes, borrowing arrangements, and certificates of deposit or otherwise, indicating in each case account numbers, if applicable, and the person or persons authorized to act or sign on behalf of each Company in respect of any of the foregoing.

          3.28. Investment.  The Popes (i) understand that the offer and sale of
                ----------
shares of Common and Series A Preferred Stock has not been, and will not be as of the Closing Date, registered under the Securities Act, or under any state securities laws, and such offer and sale is being made in reliance upon federal and state exemptions for transactions not involving any public offering, (ii) are acquiring the Common and Series A Preferred Stock solely for their own account for investment purposes, and not with a view to the distribution thereof, (iii) are sophisticated investors with knowledge and experience in business and financial matters and "accredited investors" (as defined under the federal securities laws), (iv) have received information concerning HDA and have had the opportunity to obtain additional information as desired in order to evaluate the merits and the risks inherent in holding the Common and Series A Preferred Stock, and (v) are able to bear the economic risk and lack of liquidity inherent in holding the Common and Series A Preferred Stock.

          3.29. Operations and Assets of DHP.  DHP has no operations or assets
                ----------------------------
other than those relating to the business of leasing equipment to Truck.

          3.30. Representations and Warranties of Charles R. Turner.
                ---------------------------------------------------

          (a)   Authorization.  This Agreement, the Ancillary Agreements (as
                -------------
defined), and the transactions contemplated hereby and thereby have been duly authorized, executed and delivered by Turner and are the legal, valid and binding obligations of Turner, enforceable against him in accordance with their terms, except as enforcement may be limited by equitable principles limiting the right to obtain specific performance or other equitable remedies, or by applicable bankruptcy or insolvency laws and related decisions affecting creditors' rights generally.

          (b)   Title to Shares.  Turner has, and at Closing will have, good and
                ---------------
valid title to the Shares owned by him, free and clear of any claims, liens, security interests, options, charges, restrictions and interests of others whatsoever. Upon delivery to HDA at the Closing of certificates representing the Shares owned by Turner, duly endorsed by him for transfer to HDA, HDA will obtain good and valid title to such Shares, free and clear of any claims, liens, security interests, options, charges, restrictions and interests of others whatsoever. There are no voting trusts, proxies, or other agreements or understandings to which Turner is a party with respect to the voting, dividend right or disposition of any of the Shares. Turner has no obligation, absolute or contingent, to any other person or entity to issue, sell or otherwise dispose of any capital stock of Truck or to effect any merger, consolidation, reorganization or other business combination of any Company or to enter into any agreement with respect thereto.

          (c)   No Conflict or Violation.  Neither the execution and delivery of
                ------------------------
this Agreement or the Ancillary Agreements by Turner nor the consummation by Turner of the transactions contemplated hereby or thereby will (i) violate, conflict with or result in or constitute a default under or result in the termination or the acceleration of, or the creation in any party of any right (whether or not with notice or lapse of time or both) to declare a default, accelerate, terminate or cancel any indenture, contract, lease, sublease, loan agreement, note or other obligation or liability ("Contractual Obligation") to which Turner is a party or by which he is bound or to which his assets is subject or result in the creation of any lien or encumbrance upon any of said assets, (ii) violate, conflict with or result in a breach of or constitute a default under any provision of the Articles of Incorporation or Bylaws (or other organizational documents) of any Company, (iii) violate, conflict with or result in a breach of or constitute a default under any judgment, order, decree, rule or regulation of any court or governmental agency to which any Company is subject or, in the case of clause (i), relates to a Material Contract (as defined below) or (iv) violate, conflict with or result in a breach of any applicable federal or state rule or regulation.

          (d)   Consents.  Except for the filing required under the Hart-Scott-
                --------
Rodino Antitrust Improvements Act of 1976, as amended (the "H-S-R Act"), no consent, approval, authorization, order, filing, registration or qualification (each a "Consent") of or with any court, governmental authority or third person is required to be made or obtained by any Company in connection with the execution and delivery of this Agreement, the Ancillary Agreements or the consummation by Turner of the transactions contemplated herein and therein, which Consent(s), if not obtained, would have a material adverse effect on Turner.

          (e)   Investment.  Turner (i) understands that the offer and sale of
                ----------
Common and Series A Preferred Stock has not been, and will not be as of the Closing Date, registered under the Securities Act, or under any state securities laws, and such offer and sale is being made in reliance upon federal and state exemptions for transactions not involving any public offering, (ii) is acquiring the Common and Series A Preferred Stock solely for his own account for investment purposes and not with a view to the distribution thereof, (iii) is a sophisticated investor with knowledge and experience in business and financial matters and an "accredited investor" (as defined under the federal securities laws), (iv) has received information concerning HDA and has had the opportunity to obtain additional information as desired in order to evaluate the merits and the risks inherent in holding the Common and Series A Preferred Stock, and (v) is able to bear the economic risk and lack of liquidity inherent in holding the Common and Series A Preferred Stock.


                                  ARTICLE IV.
               REPRESENTATIONS AND WARRANTIES OF HOLDINGS AND HDA

     HDA and Holdings represent and warrant to the Companies and the Existing Shareholders as follows:

          4.1.  Corporate Organization and Standing.  Each of Holdings and HDA
                -----------------------------------
is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and each has all requisite corporate power and authority to execute and deliver this Agreement, the Ancillary Agreements to which it is a party and to consummate the transactions contemplated hereby and thereby.

          4.2.  Authorization.  This Agreement has been duly authorized,
                -------------
executed and delivered by each of Holdings and HDA, and is the valid and binding obligation of each of Holdings and HDA , enforceable against each of them in accordance with its terms, except as enforcement may be limited by equitable principles limiting the right to obtain specific performance or other equitable remedies, or by applicable bankruptcy or insolvency laws and related decisions affecting creditors' rights generally.

          4.3.  No Conflict or Violation.  Neither the execution and delivery of
                ------------------------
this Agreement, the Ancillary Agreements, nor the consummation of the transactions contemplated hereby or thereby, will (i) result in the acceleration of, or the creation in any party of any right to accelerate, terminate, modify or cancel any indenture, contract, lease, sublease, loan agreement, note or other obligation or liability to which Holdings or HDA is a party or by which either of them is bound or to which any of their assets are subject, (ii) conflict with or result in a breach of or constitute a default under any provision of their Certificate or Articles of Incorporation or Bylaws (or other charter documents), or a default under or violation of any material restriction, lien, encumbrance or any contract to which Holdings or HDA is a party or by which either of them is bound or to which any of their assets are subject or result in the creation of any lien or encumbrance upon any of said assets, (iii) violate or result in a breach of or constitute a default under any judgment, order, decree, rule or regulation of any court or governmental agency to which Holdings or HDA is subject, or (iv) violate, conflict with or result in a breach of any applicable federal or state rule or regulation.

          4.4.  Litigation.  There is no claim, action, suit, proceeding, or
                ----------
investigation pending or, to the best knowledge of Holdings or HDA, threatened against either of them or any subsidiary or the directors, officers, agents or employees of Holdings or HDA or any subsidiary (in their capacity as such), or any properties or rights of Holdings or any subsidiary except for those which, if adversely determined, would not have a material adverse effect on Holdings or HDA and its subsidiaries taken as a whole. There are no orders, writs, injunctions or decrees currently in force against Holdings or HDA or any subsidiary or the directors, officers, agents or employees of Holdings or HDA or any subsidiary (in their capacity as such) with respect to the conduct of business of Holdings or HDA or any subsidiary, except for those which would not have a material adverse effect on Holdings or HDA and its subsidiaries taken as a whole.

          4.5.  Brokers, Finders.  Neither Holdings nor HDA has retained any
                ----------------
broker or finder, nor is obligated or has agreed to pay any brokerage or finder's commission, fee or similar compensation, in connection with the transactions contemplated herein, except for the fees payable to an affiliate of Brentwood Associates Buyout Fund II, L.P. pursuant to the Corporate Development and Administrative Services Agreement.

          4.6.  Approvals, Etc.  All consents, approvals, authorizations and
                --------------
orders (corporate, governmental or otherwise) necessary for the due authorization, execution and delivery by Holdings and HDA of this Agreement, the Ancillary Agreements to which each of them is a party and the consummation of the transactions contemplated hereby and thereby have been obtained.

          4.7.  Stock.  The shares of Common Stock and Series A Preferred Stock
                -----
issued to the Selling Parties pursuant to this Agreement will be validly issued, fully paid and nonassessable. At Closing, Pope and Turner will each acquire good and marketable title to all of such Common Stock and Series A Preferred Stock, free and clear of any lien, encumbrance, pledge, security interest or claim whatsoever, except for any liens or restrictions created by or suffered to exist by Pope or Turner.

          4.8.  Investment.  Holdings and HDA (i) understand that the common
                ----------
stock of Truck has not been, and will not be as of the Closing Date, registered under the Securities Act, or under any state securities laws, and is being offered and sold in reliance upon federal and state exemptions from transactions not involving any public offering, (ii) are acquiring the common stock of Truck solely for their own account for investment purposes, and not with a view to distribution thereof, (iii) are each an "accredited investor" (as defined under the federal securities laws), (iv) have received information concerning Truck and have had the opportunity to obtain additional information as desired in order to evaluate the merits and risks inherent in holding the common stock of Truck, and (v) are able to bear the economic risk and lack of liquidity inherent in holding the common stock of Truck.

          4.9.  Offering Memorandum.  The final offering memorandum dated July
                -------------------
28, 1998, relating to HDA's high-yield debt offering, does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          4.10. Absence of Certain Changes or Events.  Except as disclosed in
                ------------------------------------
Schedule 4.9 and except for transactions contemplated by this Agreement, since December 31, 1997, there has not been any change in the business, financial condition or results of operations of Holdings and its subsidiaries which has or would reasonably be expected to have, individually or in the aggregate, a material adverse effect on Holdings and its subsidiaries taken as a whole.

          4.11. Capitalization of Holdings and HDA.  The authorized capital
                ----------------------------------
stock of Holdings consists of 250,000 shares of Common Stock and 850,000 shares of Series A Preferred Stock. Following the consummation of the transactions contemplated by this Agreement, 101,667 shares of Common Stock and 414,798.316 shares of Series A Preferred Stock, respectively, are outstanding, all of which shares have been duly authorized, validly issued and are fully paid and non-assessable. There are no preemptive rights on the part of any holder of any class of securities of Holdings. After the consummation of the recapitalization of Holdings, it will own all of the outstanding capital stock of HDA. The authorized capital stock of HDA consists of 250,000 shares of Common Stock, 40,000 shares of Series A Preferred Stock and 810,000 shares of Series B Preferred Stock. As of the date of this Agreement 94,229 shares of Common Stock, no shares of Series A Preferred Stock and 382,372.711 shares of Series B Preferred Stock, respectively, are outstanding, all of which shares have been duly authorized, validly issued and are fully paid and non-assessable. There are no preemptive rights on the part of any holder of any class of securities of HDA.

          4.12. Financial Statements.
                --------------------

          (a) The audited combined balance sheets of City Truck & Trailer Parts, Inc. and its affiliates ("City") and Stone Heavy Duty, Inc. ("Stone," and together with City, the "Predecessors") dated December 31, 1997 and 1996, respectively (the "Predecessor Balance Sheets" and the "1996 Predecessor Balance Sheets," respectively), were prepared in accordance with GAAP consistently applied and fairly present in all material respects the financial condition of the Predecessors as of their respective dates. As of the dates of the respective Predecessor Balance Sheets, none of the Predecessors had any liabilities of any nature, whether absolute, accrued, asserted or unasserted or contingent or whether due or to become due, which should have been recorded or reserved for on the Predecessor Balance Sheets in accordance with GAAP and were not so recorded or reserved.

          (b) The audited combined statements of operations, statements of changes in shareholder's equity and statements of cash flows of the Predecessors for the fiscal years ended December 31, 1997 and 1996, respectively, were prepared in accordance with GAAP consistently applied and fairly present in all material respects the results of operations, changes in shareholder's equity and cash flows of the Predecessors for each such period.

          4.13. Shareholder Agreement; Other Agreements Relating to Holdings
                ------------------------------------------------------------
Capital Stock.  Except as set forth in the Stockholders' Agreement, (i) there
-------------
are no preemptive or similar rights on the part of any holder of any class of securities of Holdings and (ii) no options, warrants, conversion or other rights, agreements or commitments of any kind obligating Holdings, contingently or otherwise, to issue, sell or otherwise cause to be outstanding any shares of its capital stock of any class or any securities convertible into or exchangeable for any such shares have been issued and outstanding by Holdings to any seller of a business to Holdings as a portion of the purchase price therefor. No stockholder has a "put" right requiring Holdings to repurchase any of its shares. The Stockholder's Agreement dated September 30, 1998 is the only agreement among HDA or Holdings and any of their respective stockholders (or, to the knowledge of Holdings, among any of the stockholders) relating to the transfer, voting or liquidity of Holdings capital stock. All outstanding shares of Class B Preferred Stock and Common Stock of HDA were issued either (i) for cash at the prices of $100 per share and $1.00 per share, respectively, or (ii) for property in transactions in which the stock issued by HDA was valued at the same prices set forth in clause (i).


                                   ARTICLE V.
                      CONDUCT OF BUSINESS PENDING CLOSING
                           AND POST-CLOSING COVENANTS

          The Companies, the Existing Shareholders, Holdings and HDA each covenant with the others as follows:

          5.1.  Further Assurances.  Upon the terms and subject to the
                ------------------
conditions contained herein, the Parties agree, both before and after the Closing, (i) to use all commercially reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement or the Ancillary Agreements (as defined), (ii) to execute any documents, instruments or conveyances of any kind which may be reasonably necessary or advisable to carry out any of the transactions contemplated hereunder, and (iii) to cooperate with each other in connection with the foregoing. Without limiting the foregoing, the parties agree to use their respective commercially reasonable efforts (A) to obtain all necessary waivers, consents and approvals from other parties (including, without limitation, governmental entities) to the consummation of the transactions contemplated by this Agreement; provided, however, that neither party shall be required to make any material payments, commence litigation or agree to modification of the terms of material contracts in order to obtain any such waivers, consents or approvals; (B) to obtain all necessary Permits as are required to be obtained under any regulations; (C) to defend all Actions challenging this Agreement or the consummation of the transactions contemplated hereby; (D) to give all notices to, and make all registrations and filings with third parties, including, without limitation, submissions of information requested by governmental authorities; and (E) to fulfill all conditions to this Agreement.

          5.2.  Disclosures.  Except as required by law or occurring after the
                -----------
Closing, none of the Parties, without the prior written consent of the other Parties, will make any press release or any similar public announcement concerning the transactions contemplated hereby.

          5.3.  Tax Matters.
                -----------

          (a) Truck shall timely prepare and file, or cause to be prepared and filed, Internal Revenue Service Form 1120S (and any analogous state or local Tax Returns) in accordance with Section 1362(e) of the Code for the period January 1, 1998 through the day immediately preceding the Closing Date (the "S Short Year") and Internal Revenue Service Schedules K-1 for the S Short Year. Truck shall deliver such Tax Returns to its Existing Shareholders and HDA and its representatives at least 20 days prior to the filing deadline for such Tax Returns and obtain the consent of its Existing Shareholders and HDA thereto, which consent shall not be unreasonably withheld or delayed, prior to the filing thereof. The Existing Shareholders of Truck shall timely pay, or cause to be paid, when due (i) all Taxes relating to the periods covered by such Tax Returns and (ii) any other Taxes relating to periods ending on or before the Closing Date and not accrued on the Balance Sheets of Truck.

          (b) Except as provided in Section 5.7(a), Truck shall prepare or complete, or cause to be prepared or completed, and timely filed, or cause to be timely filed, all Tax Returns required to be filed after the Closing Date and, subject to Section 5.3(c) hereof, shall timely pay, or cause to be timely paid, when due, all Taxes relating to such Tax Returns in accordance with all applicable laws and in a manner consistent with the principles set forth in clause (i) of the next succeeding sentence. Except as provided in Section 5.3(a), with respect to Tax Returns of Truck not filed prior to the Closing Date that relate to a taxable period that ends on or prior to or includes the Closing Date, such Tax Returns shall be prepared or completed by Truck in a manner consistent with the prior practice of Truck (including elections and accounting methods and conventions, and as otherwise required by applicable law or regulation or otherwise agreed to by Truck prior to the filing thereof), and in a manner that does not distort taxable income (e.g., by accelerating income to a
                                               ----
period or periods prior to the Closing Date or deferring deductions to a period or periods after the Closing Date). Truck shall deliver such Tax Returns to its Existing Shareholders and HDA and its representatives at least 20 days prior to the filing deadline for such Tax Returns and obtain the consent of its Existing Shareholders and HDA thereto, which consent shall not be unreasonably withheld or delayed, prior to the filing thereof.

          (c) Although Truck, as the taxpayer or in connection with filing the Tax Returns specified in Section 5.3(b) above, may be required to pay Taxes relating to time periods ending on or before the Closing Date ("Pre-Closing Taxes"), it is the intention of the Parties that, to the extent such Pre-Closing Taxes (including any penalties, interest or additions to Tax) were not fully accrued on the Closing Balance Sheet of Truck, its Existing Shareholders will be responsible for such Pre-Closing Taxes either by payment of such Pre-Closing Taxes themselves or pursuant to Section 5.3 hereof.

          (d) HDA shall promptly notify the Existing Shareholders in writing upon receipt by HDA or any affiliate of HDA of notice of any pending or threatened proceeding relating to Taxes for which the Existing Shareholders may be liable under a Tax proceeding

("Tax Proceeding"). The Existing Shareholders shall have the sole right to control, conduct, and otherwise represent the interests of each Company in any such Tax Proceeding; provided, however, that without the prior written approval
                     --------  -------
of HDA, which approval shall not be unreasonably withheld or delayed, the Existing Shareholders shall not agree or consent to compromise or settle any issue or claim arising in any such Tax Proceeding to the extent that any such compromise, settlement, consent or agreement could have an adverse effect on HDA for any period ending after the Closing Date.

          (e) Neither HDA nor any affiliate of HDA shall, without the prior written consent of the Existing Shareholders, which consent shall not be unreasonably withheld or delayed, file or cause to be filed, any amended Tax Return or claim for Tax refund with respect to Truck relating to Taxes for which the Existing Shareholders may be liable hereunder. Promptly after the reasonable request of the Existing Shareholders, at the sole expense of the Existing Shareholders, HDA shall, or cause Truck, to file any amended Tax Return or claim for Tax refund relating to Taxes for which the Existing Shareholders may be liable hereunder, provided that such amended Tax Returns or claims shall
                         --------
be prepared in a manner consistent with the principles set forth in Section 5.3(b) and, in the reasonable determination of HDA, shall conform to applicable laws and regulations. If HDA or any affiliate of HDA shall receive a Tax refund relating to a period or transaction for which the Existing Shareholders are liable hereunder, HDA shall, within 30 days after receipt of such Tax refund, remit such Tax refund (including any interest received on such Tax refund and net of (i) any Tax cost relating to the receipt of such Tax refund and (ii) any unreimbursed cost or expense incurred in obtaining such Tax refund), to the Existing Shareholders. For purposes of this Section 5.3, the term "Tax refund" shall include a reduction in Tax or the use of an overpayment as a credit or other Tax offset, and the receipt of a refund shall be deemed to be realized upon the earliest to occur of (i) the date on which HDA has actual knowledge that a payment due to the relevant taxing authority (for which HDA would be responsible under this Agreement) has been offset by such a refund and (ii) the receipt of cash.

          (f) After the date hereof, HDA and Truck shall provide each other and the Existing Shareholders, with such cooperation and information relating to Truck as either party reasonably may request in (i) filing any Tax Return, amended Tax Return or claim for Tax refund, (ii) determining any Tax liability or a right to a Tax refund, (iii) conducting or defending any proceeding in respect of Taxes or (iv) effectuating the terms of this Agreement. The Parties and Truck shall retain all Tax Returns, schedules and work papers, and all material records and other documents relating thereto, until the expiration of the statute of limitations (and, to the extent notified by any party, any extensions thereof) of the taxable years to which such Tax Returns and other documents relate and until the final determination of any Tax in respect of such years. Any information obtained under this Section 5.3 shall be kept confidential, except as may be otherwise necessary in connection with filing any Tax Return, amended Tax Return, or claim for Tax refund, determining any Tax liability or right to a Tax refund, or in conducting or defending any proceedings in respect of Taxes.

                                  ARTICLE VI.
                 CONDITIONS TO CONSUMMATION OF THE TRANSACTIONS
                              BY HOLDINGS AND HDA

          The obligations of Holdings and HDA under this Agreement are subject to the fulfillment prior to or at the Closing of each of the following conditions, any one or more of which may be waived by HDA.

          6.1.  No Injunctive Proceedings.  No preliminary or permanent
                -------------------------
injunction or other order (including a temporary restraining order) of any state for federal court or other governmental agency which prevents the consummation of the transactions which are the subject of this Agreement shall have been issued and remain in effect (provided that Holdings and HDA have acted in
                             --------
accordance with the requirements Section 5.1 hereof).

          6.2.  Representations and Warranties. All representations and
                ------------------------------
warranties of the Companies and the Existing Shareholders contained in this Agreement shall be true and correct in all material respects as of the Closing Date, except as otherwise contemplated by this Agreement.

          6.3.  Performance of Agreements.  The Companies and the Existing
                -------------------------
Shareholders shall have fully performed in all material respects all obligations, agreements, conditions and commitments in this Agreement required to be fulfilled by them pursuant to the terms hereof on or prior to the Closing Date.

          6.4.  Compliance Certificate.  The Companies and the Existing
                ----------------------
Shareholders shall have delivered to HDA or its representatives, their respective certificates, dated the Closing Date, executed on their behalf by their respective duly authorized representatives, as to the fulfillment of the conditions set forth in Sections 6.2 and 6.3 hereof.

          6.5.  Material Changes.  There shall not have been any material
                ----------------
adverse effect from the date hereof to the Closing Date with respect to the Selling Parties.

          6.6.  Opinion of Counsel.  HDA shall have received the opinion of King
                ------------------
& Spalding, counsel for the Companies and the Existing Shareholders, in the form set forth in Schedule 6.6 hereto.

          6.7.  Consents, Etc.  All authorizations, consents or approvals of any
                -------------
and all third parties and governmental regulatory authorities necessary in connection with the consummation of the Closing shall have been obtained and be in full force and effect. The waiting period under the H-S-R Act shall have expired or been terminated.

          6.8.  Ancillary Agreements.  The following agreements (the "Ancillary
                --------------------
Agreements") shall have been executed and delivered by all parties thereto other than HDA: (i) employment agreements, containing non-competition clauses, by and between HDA and Robert L. Pope, substantially in the form attached hereto as Exhibit D; (ii) Joinders to an Amended and Restated Stockholders' Agreement for HDA substantially in the form attached hereto as Exhibit E, (iii) real property leases by and between HDA and those entities with respect to which Pope has a partnership interest ("New Leases") substantially in the form attached hereto as Exhibit F, and (iv) an escrow agreement (the "Escrow Agreement") by and among Holdings, HDA, DHP, the Popes and Chase Manhattan Bank and Trust Company, National Association as "Escrow Agent" substantially in the form attached hereto as Exhibit G.


                                 ARTICLE VII.
        CONDITIONS TO CONSUMMATION OF THE TRANSACTIONS BY THE SELLING
                                    PARTIES

          The obligations of the Selling Parties under this Agreement are subject to the fulfillment prior to the Closing of each of the following conditions, any one or more of which may be waived by the Selling Parties:

          7.1.  No Injunctive Proceedings.  No preliminary or permanent
                -------------------------
injunction or other order (including a temporary restraining order) of any state or federal court or other governmental agency which prevents the consummation of the transactions which are the subject of this Agreement shall have been issued and remain in effect.

          7.2.  Representations and Warranties.  Except as otherwise
                ------------------------------
contemplated by this Agreement, all representations and warranties of HDA and Holdings, if applicable, contained in this Agreement shall be true and correct in all material respects as of the Closing Date.

          7.3.  Performance of Agreements; Instruments of Transfer.  Holdings
                --------------------------------------------------
and HDA shall have fully performed in all material respects all obligations, agreements, conditions and commitments required to be fulfilled by Holdings and HDA on or prior to the Closing Date and shall have tendered to the Companies and the Existing Shareholders, the documents, instruments and certificates required by Article 7 hereof.

          7.4.  Compliance Certificates.  HDA shall have delivered to the
                -----------------------
Companies and the Existing Shareholders its respective certificate, dated the Closing Date, executed on its behalf by its President or a Vice President, as to the fulfillment of the conditions set forth in Sections 7.2 and 7.3 hereof.

          7.5.  Ancillary Agreements.  The condition set forth in Section 6.8
                --------------------
shall be satisfied, except that such documents shall be signed by all parties other than the Existing Shareholders and/or entities controlled by them.

          7.6.  Material Changes.  There shall not have been any material
                ----------------
adverse effect from the date hereof to the Closing Date with respect to HDA.

          7.7.  Opinion of Counsel.  The Selling Parties shall have received the
                ------------------
opinion of Latham & Watkins, counsel for Holdings and HDA, in the form set forth in Schedule 7.7 hereto.

          7.8.  Consents, Etc.  All authorizations, consents or approvals of any
                -------------
and all third parties and governmental regulatory authorities necessary in connection with the consummation of the Closing shall have been obtained and be in full force and effect.

                                 ARTICLE VIII.
                    ACTIONS BY THE PARTIES AFTER THE CLOSING

          8.1.  Consents to Assignment.  Anything in this Agreement to the
                ----------------------
contrary notwithstanding, this Agreement shall not constitute an agreement to assign any lease, contract or license, or any claim or right or any benefit arising thereunder or resulting therefrom if any attempted assignment thereof, without the consent of a third party thereto, would constitute a breach thereof or in any way adversely affect the rights of the Companies thereunder. If such consent is not obtained, or if an attempted assignment thereof would be ineffective or would affect the rights thereunder so that HDA would not receive all such rights. The Companies will cooperate with HDA, in all reasonable respects, to provide to HDA with the benefits under any such lease, contract, license, claim or right, including, without limitation, enforcement for the benefit of HDA of any and all rights of the Companies against a third party thereto arising out of the breach or cancellation by such third party or otherwise.

          8.2.  Indemnification by the Selling Parties.  Subject to the
                --------------------------------------
provisions of this Article VIII, the Popes will jointly and severally indemnify, defend and hold HDA and its respective stockholders, subsidiaries, officers, directors, employees, agents, successors and assigns, (such indemnified persons are collectively hereinafter referred to as "HDA's Indemnified Persons"), harmless from and against any and all loss, liability, damage (excluding consequential, indirect special, exemplary and punitive damages) or deficiency (including interest, penalties, judgments, costs of preparation and investigation, and reasonable attorneys' fees) (collectively, "Losses") that HDA's Indemnified Persons may suffer, sustain, incur or become subject to arising out of or due to: (a) the breach of any representation or warranty of the Selling Parties in this Agreement, (b) the nonfulfillment of any covenant, undertaking, agreement or other obligation of the Selling Parties under this Agreement, not otherwise waived by HDA, or (c) the failure of Truck to qualify in a timely manner to do business in Florida or South Carolina. "Losses" as used herein is not limited to matters asserted by third parties, but includes Losses incurred or sustained in the absence of third party claims. Payment is not a condition precedent to recovery of indemnification for Losses.

          8.3.  Indemnification by HDA.  Subject to the provisions of this
                ----------------------
Article VIII, HDA agrees to indemnify, defend and hold the Selling Parties and their respective heirs, representatives, agents, successors and assigns (such persons are hereinafter collectively referred to as the "Selling Parties' Indemnified Persons"), harmless from and against any and all Losses that Selling Parties' Indemnified Persons may suffer, sustain, incur or become subject to arising out of or due to: (a) the breach of any representation or warranty of HDA in this Agreement and (b) the nonfulfillment of any covenant, undertaking, agreement or other obligation of HDA under this Agreement, not otherwise waived by the Selling Parties.

          8.4.  Survival of Representations, Warranties and Covenants.  The
                -----------------------------------------------------
several representations, warranties, covenants of the Parties contained in this Agreement or in any document delivered pursuant hereto and the Parties' right to indemnity in accordance with this Article VIII shall survive until the first anniversary of the Closing Date; provided, however, that the representations and warranties set forth in Section 3.12 relating to tax matters and Section 3.19 relating to employee benefits matters shall survive for the length of the applicable statute of limitations, and provided further that the representations in Sections 3.2, 3.4 and 3.30(b) shall survive indefinitely.

          8.5.  Threshold; Deductible.  Except as provided in this Section 8.5,
                ---------------------
no HDA's Indemnified Person or Selling Parties' Indemnified Person shall be entitled to any recovery in accordance with this Article 8 unless and until the amount of such Losses suffered, sustained or incurred by such party, or to which such party becomes subject, by reason of such inaccuracy, breach or nonfulfillment exceeds $125,000 and then only to the extent of such excess. Indemnification pursuant to this Agreement shall constitute the sole and exclusive monetary remedy of the Parties with respect to any breach of the representations, warranties, covenants or agreements contained in this Agreement or arising out of the transactions contemplated hereby; provided, however, that if the indemnification provisions in this Agreement are unenforceable, any Party may pursue any other remedy, subject in all cases to the $125,000 deductible and $3,500,000 cap set forth in this Section. Notwithstanding any other provision contained in this Agreement or the Ancillary Agreements to the contrary, in no event shall the Selling Parties have any liability for indemnification pursuant to Section 8.2, the other terms of this Agreement or the Ancillary Agreements in an aggregate amount in excess of $3,500,000, except for liabilities relating to the breach of tax representations and warranties, as to which neither the $125,000 deductible nor the $3,500,000 cap apply.

          8.6.  Notice and Opportunity to Defend.  If a claim for Losses (a
                --------------------------------
"Claim") is to be made by a party seeking indemnification hereunder, such party seeking indemnification (the "Indemnitee") shall notify the party obligated to provide indemnification (the "Indemnitor") promptly. If such event involves (a) any claim or (b) the commencement of any action or proceeding by a third person, the Indemnitee shall give the Indemnitor written notice of such claim or the commencement of such action or proceeding. Delay or failure to so notify the Indemnitor shall only relieve the Indemnitor of its obligations to the extent, if at all, that it is prejudiced by reasons of such delay or failure. The Indemnitor shall have a period of 30 days within which to respond thereto. If the Indemnitor accepts responsibility or does not respond within such 30-day period, then the Indemnitor shall be obligated to compromise or defend, at its own expense and by counsel chosen by the Indemnitor, such matter, and the Indemnitor shall provide the Indemnitee with such assurances as may be reasonably required by the Indemnitee to assure that the Indemnitor will assume and be responsible for the entire liability at issue, subject to the limitations set forth in Sections 8.4 and 8.5 hereof. If the Indemnitor fails to assume the defense of such matter within said 30-day period, the Indemnitee against which such matter has been asserted will (upon delivering notice to such effect to the Indemnitor) have the right to undertake, at the Indemnitor's cost and expense, the defense, compromise or settlement of such matter on behalf of the Indemnitee. The Indemnitee agrees to cooperate fully with the Indemnitor and its counsel in the defense against any such asserted liability. In any event, the Indemnitee shall have the right to participate at its own expense in the defense of such asserted liability. Any compromise of such asserted liability by the Indemnitor shall require the prior written consent of the Indemnitee, which consent will not be unreasonably withheld and in the event the Indemnitee defends any such asserted liability, then any compromise of such asserted liability by the Indemnitee shall require the prior written consent of the Indemnitor, which consent shall not be unreasonably withheld.

          8.7.  Indemnification Payments.  At the Closing, the Selling Parties
                ------------------------
will deliver by wire transfer of immediately available funds $850,000 of the Cash Purchase Price to the Escrow Agent to serve as partial security for the indemnification obligations and Purchase Price adjustment obligations of the Selling Parties under this Agreement.

                                  ARTICLE IX.
                                 MISCELLANEOUS

          9.1.  Expenses.  Except as otherwise set forth in this Agreement, HDA
                --------
shall bear the expenses and costs incurred by it in preparing, negotiating and closing this Agreement, and the Existing Shareholders, on behalf of themselves and the Companies, shall bear the expenses and costs incurred by them in connection with the sale of the Companies, including without limitation, the fees and expenses of SunTrust Equitable Securities. HDA shall bear all expenses relating to the audit of the Companies by Ernst & Young LLP currently being conducted in connection with the transactions contemplated by this Agreement. To the extent any of the expenses and costs to be borne by the Existing Shareholders have already been paid by the Companies, the amount of such expenses and costs have been paid back into the Companies.

          9.2.  Notices.  All notices, requests, demands and other
                -------
communications given hereunder (collectively, "Notices") shall be in writing and delivered personally or by overnight courier to the Parties at the following addresses or sent by telecopier, with confirmation received, to the telecopy number specified below:

          If to any Selling Party, at

               Truck & Trailer Parts, Inc.
               4145 Bonsal Road, P.O. Box 370
               Conley, Georgia 30288
               Attn:  Robert Pope
               Fax No.: (404) 361-2161

          With a Copy to:

               King & Spalding
               191 Peachtree Street, N.E.
               Atlanta, Georgia 30303-1763
               Attn:  Michael J. Egan III, Esq.
               Fax No.: (404) 572-5145

          If to HDA:

               HDA Parts System, Inc.
               520 Lake Cook Road
               Deerfield, Illinois 60015
               Attn:  John J. Greisch
               Fax No.: (847) 444-1096

          With a Copy to:

               Brentwood Associates
               11150 Santa Monica Boulevard
               Suite 1200
               Los Angeles, CA  90025
               Attention:  Christopher A. Laurence
               Fax No.: (310) 477-1011

          And:

               Latham & Watkins
               633 West Fifth Street, Suite 4000
               Los Angeles, California  90071-2007
               Attn:  Elizabeth A. Blendell, Esq.
               Fax No.: (213) 891-8763

          All Notices shall be deemed delivered when actually received if delivered personally or by overnight courier, sent by telecopier (promptly confirmed in writing), addressed as set forth above. Each of the Parties shall hereafter notify the other in accordance with this Section 9.2 of any change of address or telecopy number to which notice is required to be mailed.

          9.3.  Counterparts.  This Agreement may be executed simultaneously in
                ------------
one or more counterparts, and by different parties hereto in separate counterparts, each of which when executed shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

          9.4.  Entire Agreement.  This Agreement constitutes the entire
                ----------------
agreement of the Parties with respect to the subject matter hereof and supersedes all prior negotiations, agreements and understandings, whether written or oral, of the Parties including, without limitation, the Letter of Intent dated July 17, 1998 between the Companies and HDA.

          9.5.  Headings.  The headings contained in this Agreement and in the
                --------
Schedules and Exhibits hereto are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

          9.6.  Assignment; Amendment of Agreement.  This Agreement shall be
                ----------------------------------
binding upon the respective successors and assigns of the Parties hereto. This Agreement may not be assigned by any Party hereto without the prior written consent of all other Parties hereto. This Agreement may be amended only by written agreement of the Parties hereto, duly executed and delivered by an authorized representative of each of the Parties hereto.

          9.7.  Governing Law.  This Agreement shall be governed by and
                -------------
construed and enforced in accordance with the internal laws of the State of Georgia applicable to contracts made in that State, without giving effect to the conflicts of laws principles thereof.

          9.8.  No Third-Party Rights.  This Agreement is not intended, and
                ---------------------
shall not be construed, to create any rights in any parties other than the Companies, HDA and the Existing Shareholders, and no person shall assert any rights as third-party beneficiary hereunder.

          9.9.  Non-Waiver.  The failure in any one or more instances of a Party
                ----------
hereto to insist upon performance of any of the terms, covenants or conditions of this Agreement, to exercise any right or privilege in this Agreement conferred, or the waiver by said Party of any breach of any of the terms, covenants or conditions of this Agreement shall not be construed as a subsequent waiver of any such terms, covenants, conditions, rights or privileges, but the same shall continue and remain in full force and effect as if no such forbearance or waiver had occurred.

          9.10. Severability.  If any term or other provision of this Agreement
                ------------
is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any Party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties hereto shall negotiate in good faith to modify this Agreement so as to affect the original intent of the Parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.

          9.11. Incorporation of Exhibits and Schedules.  The Exhibits and
                ---------------------------------------
Schedules hereto are incorporated into this Agreement and shall be deemed a part hereof as if set forth herein in full. References herein to "this Agreement" and the words "herein," "hereof" and words of similar import refer to this Agreement (including its Exhibits and Schedules) as an entirety. In the event of any conflict between the provisions of this Agreement and any such Exhibit or Schedule, the provisions of this Agreement shall control.

          9.13  Knowledge.  As used herein, to the "knowledge" or "best
                ---------
knowledge" or similar phrase includes (i) actual knowledge of any Existing Shareholder, (ii) actual knowledge of any director or officer of any of the Companies, including those directors and officers whose job duties include the subject matter in question after inquiry of the other employees with management responsibility for the subject matter in question, and (iii) the existence and contents of any written agreement or other document to which any Company or Existing Shareholder is a party.

          9.14  Material Adverse Effect.  As used herein, the phrase "material
                -----------------------
adverse effect" means a material adverse effect on (i) the financial condition, business or results of operations of the Companies on a consolidated basis or on HDA and its subsidiaries taken as a whole, as applicable, or (ii) the ability of the Selling Parties or HDA, as applicable, to consummate the transactions contemplated by this Agreement.

                            (Signature Page Follows)

          IN WITNESS WHEREOF, the Parties have duly executed and delivered this Agreement as of the day and year first above written.

                                 CITY TRUCK HOLDINGS, INC.
                                 By: /s/ John P. Miller
                                    ---------------------------------------
                                    John P. Miller
                                    Vice President of Finance, Chief Financial
                                    Officer and Secretary

                                 HDA PARTS SYSTEM, INC.
                                 By: /s/ John P. Miller
                                    ----------------------------------------
                                    John P. Miller
                                    Vice President of Finance, Chief Financial
                                    Officer and Secretary



                                 TRUCK & TRAILER PARTS, INC.

                                 By: /s/ Robert L. Pope
                                    ----------------------------------------
                                    Robert L. Pope
                                    President

                                 DHP LEASING, INC.

                                 By: /s/ Darlene H. Pope
                                    ----------------------------------------
                                    Darlene H. Pope
                                    President


                                   /s/ Robert L. Pope
                                 -------------------------------------------
                                 Robert L. Pope

                                   /s/ Darlene H. Pope
                                 -------------------------------------------
                                 Darlene H. Pope


                                   /s/ Charles R. Turner
                                 -------------------------------------------
                                 Charles R. Turner

                                    ANNEX A

          "Assets" shall mean all of the right, title and interest in and to the business, properties, assets and rights of any kind, whether tangible or intangible, real or personal and constituting, or used or useful in connection with, or related to, the Business or in which DHP has any interest, including, without limitation, all of the rights, titles and interests of DHP in the following:

          (a)   all cash and cash equivalents;

          (b) all accounts and notes receivable (whether current or noncurrent), refunds, deposits, prepayments or prepaid expenses;

          (c)   all contract rights, to the extent transferable;

          (d)   all leases;

          (e)   all leasehold estates, to the extent transferable;

          (f)   all leasehold improvements and fixtures;

          (g)   all equipment;

          (h)   all inventory;

          (i) all books and records, excluding originals of the minute books and other organizational documents;

          (j) all Proprietary Rights relating to the Business, to the extent transferable;

          (k)   all Permits, to the extent transferable;

          (l)   all computers and, to the extent transferable, software;

          (m)   all insurance policies, to the extent assignable; and

          (n) all available supplies, sales literature, promotional literature, customer, supplier and distributor lists, art work, display units, telephone and fax numbers and purchasing records related to the Business.

          (o) all rights under or pursuant to all warranties, representations and guarantees made by suppliers in connection with the Assets or services furnished to DHP pertaining to the Business or affecting the Assets, to the extent such warranties, representations and guarantees are assignable;

          (p) all deposits and prepaid expenses of DHP; and

          (q) all claims, causes of action, choses in action, rights of recovery and rights of set-off of any kind, against any person or entity, including without limitation any liens, security interests, pledges or other rights to payment or to enforce payment in connection with products delivered by DHP on or prior to the Closing Date.

                                      A-1